UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

ATHENA TECHNOLOGY ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)

Delaware	001-41144	87-2447308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018
(Address of registrant’s principal executive offices, including zip code)

(970) 925-1572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 30, 2025, Athena Technology Acquisition Corp. II, a Delaware corporation (the “Company”) held its annual meeting of stockholders (the “2025 Annual Meeting”) virtually via live webcast. As of the close of business on December 10, 2025, the record date for the 2025 Annual Meeting, there were 9,859,887 shares of the Company’s Class A Common Stock, par value $0.0001 per shares (“Class A Common Stock”) outstanding, each of which was entitled to one vote per share with respect to the proposals brought before the 2025 Annual Meeting. A total of 9,835,304 shares of Class A Common Stock, representing 99.75% of the outstanding shares of Class A Common Stock entitled to vote at the 2025 Annual Meeting, were present in person or by proxy, constituting a quorum. The following are the voting results for the proposals considered and voted upon at the 2025 Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 12, 2025.

Proposal 1 — Election of two (2) Class III directors to serve until the 2028 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Isabelle Freidheim	9,835,056	248	0
Kirthiga Reddy	9,835,056	248	0

Based on the foregoing votes, each of Isabelle Freidheim and Kirthiga Reddy was elected to serve as a Class III director until the 2028 annual meeting of stockholders and until her successor has been duly elected and qualified.

Proposal 2 — Ratification of the appointment of WithumSmith+Brown as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,835,304	0	0	0

Based on the foregoing votes, the stockholders ratified the appointment of WithumSmith+Brown as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2025

ATHENA TECHNOLOGY ACQUISITION CORP. II

By:	/s/ Isabelle Freidheim
Name:	Isabelle Freidheim
Title:	Chief Executive Officer

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